UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2004

SOUTHERN MICHIGAN BANCORP, INC.
(Exact name of registrant as
specified in its charter)

Michigan (State or other jurisdiction of incorporation)	2-78178 (Commission File Number)	38-2407501 (IRS Employer Identification no.)

51 West Pearl Street Coldwater, Michigan (Address of principal executive offices)	49036 (Zip Code)

Registrant's telephone number,
including area code:  (517) 279-5500

Item 7.	Financial Statements and Exhibits.

(c)	Exhibits: The following document is included as an exhibit to this report on Form 8-K:

99.1	Southern Michigan Bancorp, Inc. Press Release dated July 27, 2004.

Item 12.	Results of Operations and Financial Condition.

          On July 27, 2004, Southern Michigan Bancorp, Inc. issued the press release attached as Exhibit 99.1 to this Form 8-K concerning its financial results for quarter and six months ended June 30, 2004. This report and the exhibit are "furnished" and are not considered "filed" with the Securities and Exchange Commission.

SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SOUTHERN MICHIGAN BANCORP, INC.

Date: July 27, 2004	By /s/ Danice Chartrand
Danice Chartrand Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Document

99.1	Southern Michigan Bancorp, Inc. Press Release dated July 27, 2004.